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                        MITCHELL HUTCHINS SERIES TRUST
                               GROWTH PORTFOLIO

                SUPPLEMENT TO THE PROSPECTUS DATED MAY 1, 1998,
                           AS AMENDED AUGUST 5, 1998

                                                               February 25, 1999

Dear Investor,

        This is a supplement to the Prospectus of Growth Portfolio, a series of Mitchell Hutchins Series Trust. The purpose of the supplement is to disclose a new co-portfolio manager for the portfolio.

        The fifth paragraph on page MH 26 of the Prospectus in the section captioned "Management" is amended as follows:

               Ellen Harris has been primarily responsible for the day-to-day portfolio management of Growth Portfolio since its inception in May 1987 and was joined by Karen L. Finkel in November 1998. Ms. Harris is a managing director of Mitchell Hutchins. Prior to joining Mitche11 Hutchins in 1983 as a portfolio manager, Ms. Harris served as a vice president and portfolio manager at American General Capital Management (now American Capital Management). Mrs. Finkel is a senior vice president of Mitchell Hutchins and has been employed by Mitchell Hutchins as a portfolio manager for over ten years.